                                                              Sub-Item  77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Municipal Opportunity Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A--D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
       INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL OPPORTUNITY TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President
               --------------------------

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President
               --------------------------

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                       ------------  ----------  ------------------- ------------------
Invesco American Franchise Fund
   Class A Shares                          Contractual     2.00%        July 1, 2013       June 30, 2016
   Class B Shares                          Contractual     2.75%        July 1, 2013       June 30, 2016
   Class C Shares                          Contractual     2.75%        July 1, 2013       June 30, 2016
   Class R Shares                          Contractual     2.25%        July 1, 2013       June 30, 2016
   Class R5 Shares                         Contractual     1.75%        July 1, 2013       June 30, 2016
   Class R6 Shares                         Contractual     1.75%        July 1, 2013       June 30, 2016
   Class Y Shares                          Contractual     1.75%        July 1, 2013       June 30, 2016

Invesco California Tax-Free Income Fund
   Class A Shares                          Contractual     1.50%        July 1, 2012       June 30, 2016
   Class B Shares                          Contractual     2.00%        July 1, 2012       June 30, 2016
   Class C Shares                          Contractual     2.00%        July 1, 2012       June 30, 2016
   Class Y Shares                          Contractual     1.25%        July 1, 2012       June 30, 2016

Invesco Core Plus Bond Fund
   Class A Shares                          Contractual     0.86%      January 1, 2015    December 31, 2016
   Class B Shares                          Contractual     1.61%      January 1, 2015    December 31, 2016
   Class C Shares                          Contractual     1.61%      January 1, 2015    December 31, 2016
   Class R Shares                          Contractual     1.11%      January 1, 2015    December 31, 2016
   Class R5 Shares                         Contractual     0.61%      January 1, 2015    December 31, 2016
   Class R6 Shares                         Contractual     0.61%      January 1, 2015    December 31, 2016
   Class Y Shares                          Contractual     0.61%      January 1, 2015    December 31, 2016

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                          Contractual     2.00%        July 1, 2012       June 30, 2016
   Class B Shares                          Contractual     2.75%        July 1, 2012       June 30, 2016
   Class C Shares                          Contractual     2.75%        July 1, 2012       June 30, 2016
   Class R Shares                          Contractual     2.25%        July 1, 2012       June 30, 2016
   Class R6 Shares                         Contractual     1.75%     September 24, 2012    June 30, 2016
   Class Y Shares                          Contractual     1.75%        July 1, 2012       June 30, 2016

Invesco Equity and Income Fund
   Class A Shares                          Contractual     1.50%        July 1, 2012       June 30, 2016
   Class B Shares                          Contractual     2.25%        July 1, 2012       June 30, 2016
   Class C Shares                          Contractual     2.25%        July 1, 2012       June 30, 2016
   Class R Shares                          Contractual     1.75%        July 1, 2012       June 30, 2016
   Class R5 Shares                         Contractual     1.25%        July 1, 2012       June 30, 2016
   Class R6 Shares                         Contractual     1.25%     September 24, 2012    June 30, 2016
   Class Y Shares                          Contractual     1.25%        July 1, 2012       June 30, 2016

Invesco Floating Rate Fund
   Class A Shares                          Contractual     1.50%       April 14, 2006      June 30, 2016
   Class C Shares                          Contractual     2.00%       April 14, 2006      June 30, 2016
   Class R Shares                          Contractual     1.75%       April 14, 2006      June 30, 2016
   Class R5 Shares                         Contractual     1.25%       April 14, 2006      June 30, 2016
   Class R6 Shares                         Contractual     1.25%     September 24, 2012    June 30, 2016
   Class Y Shares                          Contractual     1.25%      October 3, 2008      June 30, 2016

Invesco Global Real Estate Income Fund
   Class A Shares                          Contractual     2.00%        July 1, 2009       June 30, 2016
   Class B Shares                          Contractual     2.75%        July 1, 2009       June 30, 2016
   Class C Shares                          Contractual     2.75%        July 1, 2009       June 30, 2016
   Class R5 Shares                         Contractual     1.75%        July 1, 2009       June 30, 2016
   Class R6 Shares                         Contractual     1.75%     September 24, 2012    June 30, 2016
   Class Y Shares                          Contractual     1.75%        July 1, 2009       June 30, 2016

See page 17 for footnotes to Exhibit A.

                                           CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                                       ------------  --------------------- ------------------- ------------------
Invesco Growth and Income Fund
   Class A Shares                          Contractual          2.00%             July 1, 2012       June 30, 2016
   Class B Shares                          Contractual          2.75%             July 1, 2012       June 30, 2016
   Class C Shares                          Contractual          2.75%             July 1, 2012       June 30, 2016
   Class R Shares                          Contractual          2.25%             July 1, 2012       June 30, 2016
   Class R5 Shares                         Contractual          1.75%             July 1, 2012       June 30, 2016
   Class R6 Shares                         Contractual          1.75%          September 24, 2012    June 30, 2016
   Class Y Shares                          Contractual          1.75%             July 1, 2012       June 30, 2016

Invesco Low Volatility Equity Yield Fund
   Class A Shares                          Contractual          2.00%             July 1, 2012       June 30, 2016
   Class B Shares                          Contractual          2.75%             July 1, 2012       June 30, 2016
   Class C Shares                          Contractual          2.75%             July 1, 2012       June 30, 2016
   Class R Shares                          Contractual          2.25%             July 1, 2012       June 30, 2016
   Class R5 Shares                         Contractual          1.75%             July 1, 2012       June 30, 2016
   Class Y Shares                          Contractual          1.75%             July 1, 2012       June 30, 2016
   Investor Class Shares                   Contractual          2.00%             July 1, 2012       June 30, 2016

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                          Contractual          1.50%             July 1, 2012       June 30, 2016
   Class B Shares                          Contractual          2.25%             July 1, 2012       June 30, 2016
   Class C Shares                          Contractual          2.25%             July 1, 2012       June 30, 2016
   Class Y Shares                          Contractual          1.25%             July 1, 2012       June 30, 2016

Invesco S&P 500 Index Fund
   Class A Shares                          Contractual          2.00%             July 1, 2012       June 30, 2016
   Class B Shares                          Contractual          2.75%             July 1, 2012       June 30, 2016
   Class C Shares                          Contractual          2.75%             July 1, 2012       June 30, 2016
   Class Y Shares                          Contractual          1.75%             July 1, 2012       June 30, 2016

Invesco Short Duration High Yield
  Municipal Fund
   Class A Shares                          Contractual          0.79%          September 30, 2015  December 31, 2016
   Class C Shares                          Contractual          1.54%          September 30, 2015  December 31, 2016
   Class R5 Shares                         Contractual          0.54%          September 30, 2015  December 31, 2016
   Class Y Shares                          Contractual          0.54%          September 30, 2015  December 31, 2016

Invesco Small Cap Discovery Fund
   Class A Shares                          Contractual          2.00%             July 1, 2012       June 30, 2016
   Class B Shares                          Contractual          2.75%             July 1, 2012       June 30, 2016
   Class C Shares                          Contractual          2.75%             July 1, 2012       June 30, 2016
   Class R5 Shares                         Contractual          1.75%          September 24, 2012    June 30, 2016
   Class R6 Shares                         Contractual          1.75%          September 24, 2012    June 30, 2016
   Class Y Shares                          Contractual          1.75%             July 1, 2012       June 30, 2016

Invesco Strategic Real Return Fund
   Class A Shares                          Contractual   0.82% less net AFFE*    April 30, 2014    December 31, 2016
   Class C Shares                          Contractual   1.57% less net AFFE*    April 30, 2014    December 31, 2016
   Class R Shares                          Contractual   1.07% less net AFFE*    April 30, 2014    December 31, 2016
   Class R5 Shares                         Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2016
   Class R6 Shares                         Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2016
   Class Y Shares                          Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2016

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                ------------  ----------  ------------------- --------------
Invesco Charter Fund
   Class A Shares                   Contractual     2.00%        July 1, 2009     June 30, 2016
   Class B Shares                   Contractual     2.75%        July 1, 2009     June 30, 2016
   Class C Shares                   Contractual     2.75%        July 1, 2009     June 30, 2016
   Class R Shares                   Contractual     2.25%        July 1, 2009     June 30, 2016
   Class R5 Shares                  Contractual     1.75%        July 1, 2009     June 30, 2016
   Class R6 Shares                  Contractual     1.75%     September 24, 2012  June 30, 2016
   Class S Shares                   Contractual     1.90%     September 25, 2009  June 30, 2016
   Class Y Shares                   Contractual     1.75%        July 1, 2009     June 30, 2016

Invesco Diversified Dividend Fund
   Class A Shares                   Contractual     2.00%        July 1, 2013     June 30, 2016
   Class B Shares                   Contractual     2.75%        July 1, 2013     June 30, 2016
   Class C Shares                   Contractual     2.75%        July 1, 2013     June 30, 2016
   Class R Shares                   Contractual     2.25%        July 1, 2013     June 30, 2016
   Class R5 Shares                  Contractual     1.75%        July 1, 2013     June 30, 2016
   Class R6 Shares                  Contractual     1.75%        July 1, 2013     June 30, 2016
   Class Y Shares                   Contractual     1.75%        July 1, 2013     June 30, 2016
   Investor Class Shares            Contractual     2.00%        July 1, 2013     June 30, 2016

Invesco Summit Fund
   Class A Shares                   Contractual     2.00%        July 1, 2009     June 30, 2016
   Class B Shares                   Contractual     2.75%        July 1, 2009     June 30, 2016
   Class C Shares                   Contractual     2.75%        July 1, 2009     June 30, 2016
   Class P Shares                   Contractual     1.85%        July 1, 2009     June 30, 2016
   Class R5 Shares                  Contractual     1.75%        July 1, 2009     June 30, 2016
   Class S Shares                   Contractual     1.90%     September 25, 2009  June 30, 2016
   Class Y Shares                   Contractual     1.75%        July 1, 2009     June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                ------------  ----------  ------------------- --------------
Invesco European Small Company Fund
   Class A Shares                   Contractual     2.25%        July 1, 2009     June 30, 2016
   Class B Shares                   Contractual     3.00%        July 1, 2009     June 30, 2016
   Class C Shares                   Contractual     3.00%        July 1, 2009     June 30, 2016
   Class Y Shares                   Contractual     2.00%        July 1, 2009     June 30, 2016

Invesco Global Core Equity Fund
   Class A Shares                   Contractual     2.25%        July 1, 2013     June 30, 2016
   Class B Shares                   Contractual     3.00%        July 1, 2013     June 30, 2016
   Class C Shares                   Contractual     3.00%        July 1, 2013     June 30, 2016
   Class R Shares                   Contractual     2.50%        July 1, 2013     June 30, 2016
   Class R5 Shares                  Contractual     2.00%        July 1, 2013     June 30, 2016
   Class Y Shares                   Contractual     2.00%        July 1, 2013     June 30, 2016

Invesco International Small
  Company Fund
   Class A Shares                   Contractual     2.25%        July 1, 2009     June 30, 2016
   Class B Shares                   Contractual     3.00%        July 1, 2009     June 30, 2016
   Class C Shares                   Contractual     3.00%        July 1, 2009     June 30, 2016
   Class R5 Shares                  Contractual     2.00%        July 1, 2009     June 30, 2016
   Class R6 Shares                  Contractual     2.00%     September 24, 2012  June 30, 2016
   Class Y Shares                   Contractual     2.00%        July 1, 2009     June 30, 2016

See page 17 for footnotes to Exhibit A.

                                    CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY         LIMITATION         CURRENT LIMIT         DATE
----                                ------------  --------------------- ------------------- ---------------
Invesco Small Cap Equity Fund
   Class A Shares                   Contractual          2.00%             July 1, 2009     June 30, 2016
   Class B Shares                   Contractual          2.75%             July 1, 2009     June 30, 2016
   Class C Shares                   Contractual          2.75%             July 1, 2009     June 30, 2016
   Class R Shares                   Contractual          2.25%             July 1, 2009     June 30, 2016
   Class R5 Shares                  Contractual          1.75%             July 1, 2009     June 30, 2016
   Class R6 Shares                  Contractual          1.75%          September 24, 2012  June 30, 2016
   Class Y Shares                   Contractual          1.75%             July 1, 2009     June 30, 2016

                                AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                    CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY         LIMITATION         CURRENT LIMIT         DATE
----                                ------------  --------------------- ------------------- ---------------
Invesco Alternative Strategies Fund
   Class A Shares                   Contractual   1.75% less net AFFE*   October 14, 2014   April 30, 2017
   Class C Shares                   Contractual   2.50% less net AFFE*   October 14, 2014   April 30, 2017
   Class R Shares                   Contractual   2.00% less net AFFE*   October 14, 2014   April 30, 2017
   Class R5 Shares                  Contractual   1.50% less net AFFE*   October 14, 2014   April 30, 2017
   Class R6 Shares                  Contractual   1.50% less net AFFE*   October 14, 2014   April 30, 2017
   Class Y Shares                   Contractual   1.50% less net AFFE*   October 14, 2014   April 30, 2017

Invesco Balanced-Risk Retirement
  2020 Fund
   Class A Shares                   Contractual          0.25%           November 4, 2009   April 30, 2017
   Class AX Shares                  Contractual          0.25%          February 12, 2010   April 30, 2017
   Class B Shares                   Contractual          1.00%           November 4, 2009   April 30, 2017
   Class C Shares                   Contractual          1.00%           November 4, 2009   April 30, 2017
   Class CX Shares                  Contractual          1.00%          February 12, 2010   April 30, 2017
   Class R Shares                   Contractual          0.50%           November 4, 2009   April 30, 2017
   Class R5 Shares                  Contractual          0.00%           November 4, 2009   April 30, 2017
   Class R6 Shares                  Contractual          0.00%          September 24, 2012  April 30, 2017
   Class RX Shares                  Contractual          0.50%          February 12, 2010   April 30, 2017
   Class Y Shares                   Contractual          0.00%           November 4, 2009   April 30, 2017

Invesco Balanced-Risk Retirement
  2030 Fund
   Class A Shares                   Contractual          0.25%           November 4, 2009   April 30, 2017
   Class AX Shares                  Contractual          0.25%          February 12, 2010   April 30, 2017
   Class B Shares                   Contractual          1.00%           November 4, 2009   April 30, 2017
   Class C Shares                   Contractual          1.00%           November 4, 2009   April 30, 2017
   Class CX Shares                  Contractual          1.00%          February 12, 2010   April 30, 2017
   Class R Shares                   Contractual          0.50%           November 4, 2009   April 30, 2017
   Class R5 Shares                  Contractual          0.00%           November 4, 2009   April 30, 2017
   Class R6 Shares                  Contractual          0.00%          September 24, 2012  April 30, 2017
   Class RX Shares                  Contractual          0.50%          February 12, 2010   April 30, 2017
   Class Y Shares                   Contractual          0.00%           November 4, 2009   April 30, 2017

Invesco Balanced-Risk Retirement
  2040 Fund
   Class A Shares                   Contractual          0.25%           November 4, 2009   April 30, 2017
   Class AX Shares                  Contractual          0.25%          February 12, 2010   April 30, 2017
   Class B Shares                   Contractual          1.00%           November 4, 2009   April 30, 2017
   Class C Shares                   Contractual          1.00%           November 4, 2009   April 30, 2017
   Class CX Shares                  Contractual          1.00%          February 12, 2010   April 30, 2017
   Class R Shares                   Contractual          0.50%           November 4, 2009   April 30, 2017
   Class R5 Shares                  Contractual          0.00%           November 4, 2009   April 30, 2017
   Class R6 Shares                  Contractual          0.00%          September 24, 2012  April 30, 2017
   Class RX Shares                  Contractual          0.50%          February 12, 2010   April 30, 2017
   Class Y Shares                   Contractual          0.00%           November 4, 2009   April 30, 2017

See page 17 for footnotes to Exhibit A.

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                ------------  ----------  ------------------- ---------------
Invesco Balanced-Risk Retirement
  2050 Fund
   Class A Shares                   Contractual     0.25%      November 4, 2009   April 30, 2017
   Class AX Shares                  Contractual     0.25%     February 12, 2010   April 30, 2017
   Class B Shares                   Contractual     1.00%      November 4, 2009   April 30, 2017
   Class C Shares                   Contractual     1.00%      November 4, 2009   April 30, 2017
   Class CX Shares                  Contractual     1.00%     February 12, 2010   April 30, 2017
   Class R Shares                   Contractual     0.50%      November 4, 2009   April 30, 2017
   Class R5 Shares                  Contractual     0.00%      November 4, 2009   April 30, 2017
   Class R6 Shares                  Contractual     0.00%     September 24, 2012  April 30, 2017
   Class RX Shares                  Contractual     0.50%     February 12, 2010   April 30, 2017
   Class Y Shares                   Contractual     0.00%      November 4, 2009   April 30, 2017

Invesco Balanced-Risk Retirement
  Now Fund
   Class A Shares                   Contractual     0.25%      November 4, 2009   April 30, 2017
   Class AX Shares                  Contractual     0.25%     February 12, 2010   April 30, 2017
   Class B Shares                   Contractual     1.00%      November 4, 2009   April 30, 2017
   Class C Shares                   Contractual     1.00%      November 4, 2009   April 30, 2017
   Class CX Shares                  Contractual     1.00%     February 12, 2010   April 30, 2017
   Class R Shares                   Contractual     0.50%      November 4, 2009   April 30, 2017
   Class R5 Shares                  Contractual     0.00%      November 4, 2009   April 30, 2017
   Class R6 Shares                  Contractual     0.00%     September 24, 2012  April 30, 2017
   Class RX Shares                  Contractual     0.50%     February 12, 2010   April 30, 2017
   Class Y Shares                   Contractual     0.00%      November 4, 2009   April 30, 2017

Invesco Conservative Allocation
  Fund
   Class A Shares                   Contractual     1.50%        July 1, 2012     June 30, 2016
   Class B Shares                   Contractual     2.25%        July 1, 2012     June 30, 2016
   Class C Shares                   Contractual     2.25%        July 1, 2012     June 30, 2016
   Class R Shares                   Contractual     1.75%        July 1, 2012     June 30, 2016
   Class R5 Shares                  Contractual     1.25%        July 1, 2012     June 30, 2016
   Class S Shares                   Contractual     1.40%        July 1, 2012     June 30, 2016
   Class Y Shares                   Contractual     1.25%        July 1, 2012     June 30, 2016

Invesco Convertible Securities Fund
   Class A Shares                   Contractual     1.50%        July 1, 2012     June 30, 2016
   Class B Shares                   Contractual     2.25%        July 1, 2012     June 30, 2016
   Class C Shares                   Contractual     2.25%        July 1, 2012     June 30, 2016
   Class R5 Shares                  Contractual     1.25%        July 1, 2012     June 30, 2016
   Class R6 Shares                  Contractual     1.25%     September 24, 2012  June 30, 2016
   Class Y Shares                   Contractual     1.25%        July 1, 2012     June 30, 2016

Invesco Global Low Volatility
  Equity Yield Fund
   Class A Shares                   Contractual     1.46%        May 1, 2015      April 30, 2016
   Class B Shares                   Contractual     2.21%        May 1, 2015      April 30, 2016
   Class C Shares                   Contractual     2.21%        May 1, 2015      April 30, 2016
   Class R Shares                   Contractual     1.71%        May 1, 2015      April 30, 2016
   Class R5 Shares                  Contractual     1.21%        May 1, 2015      April 30, 2016
   Class Y Shares                   Contractual     1.21%        May 1, 2015      April 30, 2016

Invesco Growth Allocation Fund
   Class A Shares                   Contractual     2.00%        July 1, 2012     June 30, 2016
   Class B Shares                   Contractual     2.75%        July 1, 2012     June 30, 2016
   Class C Shares                   Contractual     2.75%        July 1, 2012     June 30, 2016
   Class R Shares                   Contractual     2.25%        July 1, 2012     June 30, 2016
   Class R5 Shares                  Contractual     1.75%        July 1, 2012     June 30, 2016
   Class S Shares                   Contractual     1.90%        July 1, 2012     June 30, 2016
   Class Y Shares                   Contractual     1.75%        July 1, 2012     June 30, 2016

See page 17 for footnotes to Exhibit A

                                    CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY         LIMITATION         CURRENT LIMIT         DATE
----                                ------------  --------------------- ------------------- ---------------
Invesco Income Allocation Fund
   Class A Shares                   Contractual          0.25%             May 1, 2012      April 30, 2017
   Class B Shares                   Contractual          1.00%             May 1, 2012      April 30, 2017
   Class C Shares                   Contractual          1.00%             May 1, 2012      April 30, 2017
   Class R Shares                   Contractual          0.50%             May 1, 2012      April 30, 2017
   Class R5 Shares                  Contractual          0.00%             May 1, 2012      April 30, 2017
   Class Y Shares                   Contractual          0.00%             May 1, 2012      April 30, 2017

Invesco International Allocation
  Fund
   Class A Shares                   Contractual          2.25%             May 1, 2012      June 30, 2016
   Class B Shares                   Contractual          3.00%             May 1, 2012      June 30, 2016
   Class C Shares                   Contractual          3.00%             May 1, 2012      June 30, 2016
   Class R Shares                   Contractual          2.50%             May 1, 2012      June 30, 2016
   Class R5 Shares                  Contractual          2.00%             May 1, 2012      June 30, 2016
   Class Y Shares                   Contractual          2.00%             May 1, 2012      June 30, 2016

Invesco Mid Cap Core Equity Fund
   Class A Shares                   Contractual          2.00%             July 1, 2009     June 30, 2016
   Class B Shares                   Contractual          2.75%             July 1, 2009     June 30, 2016
   Class C Shares                   Contractual          2.75%             July 1, 2009     June 30, 2016
   Class R Shares                   Contractual          2.25%             July 1, 2009     June 30, 2016
   Class R5 Shares                  Contractual          1.75%             July 1, 2009     June 30, 2016
   Class R6 Shares                  Contractual          1.75%          September 24, 2012  June 30, 2016
   Class Y Shares                   Contractual          1.75%             July 1, 2009     June 30, 2016

Invesco Moderate Allocation Fund
   Class A Shares                   Contractual          1.50%             July 1, 2012     June 30, 2016
   Class B Shares                   Contractual          2.25%             July 1, 2012     June 30, 2016
   Class C Shares                   Contractual          2.25%             July 1, 2012     June 30, 2016
   Class R Shares                   Contractual          1.75%             July 1, 2012     June 30, 2016
   Class R5 Shares                  Contractual          1.25%             July 1, 2012     June 30, 2016
   Class S Shares                   Contractual          1.40%             July 1, 2012     June 30, 2016
   Class Y Shares                   Contractual          1.25%             July 1, 2012     June 30, 2016

Invesco Multi-Asset Inflation Fund
   Class A Shares                   Contractual   1.36% less net AFFE*   October 14, 2014   April 30, 2017
   Class C Shares                   Contractual   2.11% less net AFFE*   October 14, 2014   April 30, 2017
   Class R Shares                   Contractual   1.61% less net AFFE*   October 14, 2014   April 30, 2017
   Class R5 Shares                  Contractual   1.11% less net AFFE*   October 14, 2014   April 30, 2017
   Class R6 Shares                  Contractual   1.11% less net AFFE*   October 14, 2014   April 30, 2017
   Class Y Shares                   Contractual   1.11% less net AFFE*   October 14, 2014   April 30, 2017

Invesco Small Cap Growth Fund
   Class A Shares                   Contractual          2.00%             July 1, 2009     June 30, 2016
   Class B Shares                   Contractual          2.75%             July 1, 2009     June 30, 2016
   Class C Shares                   Contractual          2.75%             July 1, 2009     June 30, 2016
   Class R Shares                   Contractual          2.25%             July 1, 2009     June 30, 2016
   Class R5 Shares                  Contractual          1.75%             July 1, 2009     June 30, 2016
   Class R6 Shares                  Contractual          1.75%          September 24, 2012  June 30, 2016
   Class Y Shares                   Contractual          1.75%             July 1, 2009     June 30, 2016
   Investor Class Shares            Contractual          2.00%             July 1, 2009     June 30, 2016

Invesco U.S. Mortgage Fund
   Class A Shares                   Contractual          1.50%             July 1, 2012     June 30, 2016
   Class B Shares                   Contractual          2.25%             July 1, 2012     June 30, 2016
   Class C Shares                   Contractual          2.25%             July 1, 2012     June 30, 2016
   Class R5 Shares                  Contractual          1.25%             July 1, 2012     June 30, 2016
   Class Y Shares                   Contractual          1.25%             July 1, 2012     June 30, 2016

See page 17 for footnotes to Exhibit A

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)


                                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                     ------------  ----------  ------------------- ------------------
Invesco Asia Pacific Growth Fund
   Class A Shares                        Contractual     2.25%        July 1, 2009       June 30, 2016
   Class B Shares                        Contractual     3.00%        July 1, 2009       June 30, 2016
   Class C Shares                        Contractual     3.00%        July 1, 2009       June 30, 2016
   Class Y Shares                        Contractual     2.00%        July 1, 2009       June 30, 2016

Invesco European Growth Fund             Contractual     2.25%        July 1, 2009       June 30, 2016
   Class A Shares                        Contractual     3.00%        July 1, 2009       June 30. 2016
   Class B Shares                        Contractual     3.00%        July 1, 2009       June 30, 2016
   Class C Shares                        Contractual     2.50%        July 1, 2009       June 30, 2016
   Class R Shares                        Contractual     2.00%        July 1, 2009       June 30, 2016
   Class Y Shares                        Contractual     2.25%        July 1, 2009       June 30, 2016
   Investor Class Shares

Invesco Global Growth Fund
   Class A Shares                        Contractual     1.31%      October 1, 2015    February 28, 2017
   Class B Shares                        Contractual     2.06%      October 1, 2015    February 28, 2017
   Class C Shares                        Contractual     2.06%      October 1, 2015    February 28, 2017
   Class R5 Shares                       Contractual     1.06%      October 1, 2015    February 28, 2017
   Class R6 Shares                       Contractual     1.06%      October 1, 2015    February 28, 2017
   Class Y Shares                        Contractual     1.06%      October 1, 2015    February 28, 2017

Invesco Global Opportunities Fund
   Class A Shares                        Contractual     1.36%       August 1, 2012    February 28, 2017
   Class C Shares                        Contractual     2.11%       August 1, 2012    February 28, 2017
   Class R Shares                        Contractual     1.61%       August 1, 2012    February 28, 2017
   Class R5 Shares                       Contractual     1.11%       August 1, 2012    February 28, 2017
   Class R6 Shares                       Contractual     1.11%     September 24, 2012  February 28, 2017
   Class Y Shares                        Contractual     1.11%       August 1, 2012    February 28, 2017

Invesco Global Small & Mid Cap Growth
  Fund
   Class A Shares                        Contractual     2.25%        July 1, 2009       June 30. 2016
   Class B Shares                        Contractual     3.00%        July 1, 2009       June 30, 2016
   Class C Shares                        Contractual     3.00%        July 1, 2009       June 30, 2016
   Class R5 Shares                       Contractual     2.00%        July 1, 2009       June 30, 2016
   Class Y Shares                        Contractual     2.00%        July 1, 2009       June 30, 2016

Invesco International Companies Fund
   Class A Shares                        Contractual     1.33%     December 21, 2015   February 28, 2017
   Class C Shares                        Contractual     2.08%     December 21, 2015   February 28, 2017
   Class R Shares                        Contractual     1.58%     December 21, 2015   February 28, 2017
   Class R5 Shares                       Contractual     1.08%     December 21, 2015   February 28, 2017
   Class R6 Shares                       Contractual     1.08%     December 21, 2015   February 28, 2017
   Class Y Shares                        Contractual     1.08%     December 21, 2015   February 28, 2017

Invesco International Core Equity Fund
   Class A Shares                        Contractual     2.25%        July 1, 2009       June 30. 2016
   Class B Shares                        Contractual     3.00%        July 1, 2009       June 30, 2016
   Class C Shares                        Contractual     3.00%        July 1, 2009       June 30, 2016
   Class R Shares                        Contractual     2.50%        July 1, 2009       June 30, 2016
   Class R5 Shares                       Contractual     2.00%        July 1, 2009       June 30, 2016
   Class R6 Shares                       Contractual     2.00%     September 24, 2012    June 30, 2016
   Class Y Shares                        Contractual     2.00%        July 1, 2009       June 30, 2016
   Investor Class Shares                 Contractual     2.25%        July 1, 2009       June 30, 2016

See page 17 for footnotes to Exhibit A


                                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                     ------------  ----------  ------------------- ------------------
Invesco International Growth Fund
   Class A Shares                        Contractual     2.25%        July 1, 2013       June 30, 2016
   Class B Shares                        Contractual     3.00%        July 1, 2013       June 30, 2016
   Class C Shares                        Contractual     3.00%        July 1, 2013       June 30, 2016
   Class R Shares                        Contractual     2.50%        July 1, 2013       June 30, 2016
   Class R5 Shares                       Contractual     2.00%        July 1, 2013       June 30, 2016
   Class R6 Shares                       Contractual     2.00%        July 1, 2013       June 30, 2016
   Class Y Shares                        Contractual     2.00%        July 1, 2013       June 30, 2016
Invesco Select Opportunities Fund
   Class A Shares                        Contractual     1.51%       August 1, 2012    February 28, 2017
   Class C Shares                        Contractual     2.26%       August 1, 2012    February 28, 2017
   Class R Shares                        Contractual     1.76%       August 1, 2012    February 28, 2017
   Class R5 Shares                       Contractual     1.26%       August 1, 2012    February 28, 2017
   Class R6 Shares                       Contractual     1.26%     September 24, 2012  February 28, 2017
   Class Y Shares                        Contractual     1.26%       August 1, 2012    February 28, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)


                                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                     ------------  ----------  ------------------- ------------------
Invesco All Cap Market Neutral Fund
   Class A Shares                        Contractual     1.62%     December 17, 2013   February 28, 2017
   Class C Shares                        Contractual     2.37%     December 17, 2013   February 28, 2017
   Class R Shares                        Contractual     1.87%     December 17, 2013   February 28, 2017
   Class R5 Shares                       Contractual     1.37%     December 17, 2013   February 28, 2017
   Class R6 Shares                       Contractual     1.37%     December 17, 2013   February 28, 2017
   Class Y Shares                        Contractual     1.37%     December 17, 2013   February 28, 2017

Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                        Contractual     2.00%        July 1, 2012       June 30. 2016
   Class B Shares                        Contractual     2.75%        July 1, 2012       June 30, 2016
   Class C Shares                        Contractual     2.75%        July 1, 2012       June 30, 2016
   Class R Shares                        Contractual     2.25%        July 1, 2012       June 30, 2016
   Class R5 Shares                       Contractual     1.75%        July 1, 2012       June 30, 2016
   Class R6 Shares                       Contractual     1.75%     September 24, 2012    June 30, 2016
   Class Y Shares                        Contractual     1.75%        July 1, 2012       June 30, 2016

Invesco Balanced-Risk Commodity
  Strategy Fund/4/
   Class A Shares                        Contractual     2.00%        July 1, 2014       June 30. 2016
   Class B Shares                        Contractual     2.75%        July 1, 2014       June 30, 2016
   Class C Shares                        Contractual     2.75%        July 1, 2014       June 30, 2016
   Class R Shares                        Contractual     2.25%        July 1, 2014       June 30, 2016
   Class R5 Shares                       Contractual     1.75%        July 1, 2014       June 30, 2016
   Class R6 Shares                       Contractual     1.75%        July 1, 2014       June 30, 2016
   Class Y Shares                        Contractual     1.75%        July 1, 2014       June 30, 2016

Invesco Developing Markets Fund
   Class A Shares                        Contractual     2.25%        July 1, 2012       June 30. 2016
   Class B Shares                        Contractual     3.00%        July 1, 2012       June 30, 2016
   Class C Shares                        Contractual     3.00%        July 1, 2012       June 30, 2016
   Class R5 Shares                       Contractual     2.00%        July 1, 2012       June 30, 2016
   Class R6 Shares                       Contractual     2.00%     September 24, 2012    June 30, 2016
   Class Y Shares                        Contractual     2.00%        July 1, 2012       June 30, 2016

See page 17 for footnotes to Exhibit A

                                           CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                                       ------------  --------------------- ------------------- ------------------
Invesco Emerging Markets Equity Fund
   Class A Shares                          Contractual          1.85%             May 11, 2011     February 28, 2017
   Class C Shares                          Contractual          2.60%             May 11, 2011     February 28, 2017
   Class R Shares                          Contractual          2.10%             May 11, 2011     February 28, 2017
   Class R5 Shares                         Contractual          1.60%             May 11, 2011     February 28, 2017
   Class R6 Shares                         Contractual          1.60%          September 24, 2012  February 28, 2017
   Class Y Shares                          Contractual          1.60%             May 11, 2011     February 28, 2017

Invesco Emerging Market Local Currency
  Debt Fund
   Class A Shares                          Contractual          1.24%            June 14, 2010     February 28, 2017
   Class B Shares                          Contractual          1.99%            June 14, 2010     February 28, 2017
   Class C Shares                          Contractual          1.99%            June 14, 2010     February 28, 2017
   Class R Shares                          Contractual          1.49%            June 14, 2010     February 28, 2017
   Class Y Shares                          Contractual          0.99%            June 14, 2010     February 28, 2017
   Class R5 Shares                         Contractual          0.99%            June 14, 2010     February 28, 2017
   Class R6 Shares                         Contractual          0.99%          September 24, 2012  February 28, 2017

Invesco Endeavor Fund
   Class A Shares                          Contractual          2.00%             July 1, 2009       June 30. 2016
   Class B Shares                          Contractual          2.75%             July 1, 2009       June 30, 2016
   Class C Shares                          Contractual          2.75%             July 1, 2009       June 30, 2016
   Class R Shares                          Contractual          2.25%             July 1, 2009       June 30, 2016
   Class R5 Shares                         Contractual          1.75%             July 1, 2009       June 30, 2016
   Class R6 Shares                         Contractual          1.75%          September 24, 2012    June 30, 2016
   Class Y Shares                          Contractual          1.75%             July 1, 2009       June 30, 2016

Invesco Global Health Care Fund
   Class A Shares                          Contractual          2.00%             July 1, 2012       June 30. 2016
   Class B Shares                          Contractual          2.75%             July 1, 2012       June 30, 2016
   Class C Shares                          Contractual          2.75%             July 1, 2012       June 30, 2016
   Class Y Shares                          Contractual          1.75%             July 1, 2012       June 30, 2016
   Investor Class Shares                   Contractual          2.00%             July 1, 2012       June 30, 2016

Invesco Global Infrastructure Fund
   Class A Shares                          Contractual          1.40%             May 2, 2014      February 28, 2017
   Class C Shares                          Contractual          2.15%             May 2, 2014      February 28, 2017
   Class R Shares                          Contractual          1.65%             May 2, 2014      February 28, 2017
   Class Y Shares                          Contractual          1.15%             May 2, 2014      February 28, 2017
   Class R5 Shares                         Contractual          1.15%             May 2, 2014      February 28, 2017
   Class R6 Shares                         Contractual          1.15%             May 2, 2014      February 28, 2017

Invesco Global Markets Strategy Fund/5/
   Class A Shares                          Contractual   1.80% less net AFFE*  December 17, 2013   February 29, 2016
   Class C Shares                          Contractual   2.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class R Shares                          Contractual   2.05% less net AFFE*  December 17, 2013   February 29, 2016
   Class R5 Shares                         Contractual   1.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class R6 Shares                         Contractual   1.55% less net AFFE*  December 17, 2013   February 29, 2016
   Class Y Shares                          Contractual   1.55% less net AFFE*  December 17, 2013   February 29, 2016

Invesco Global Markets Strategy Fund/5/
   Class A Shares                          Contractual          1.65%            March 1, 2016     February 28, 2017
   Class C Shares                          Contractual          2.40%            March 1, 2016     February 28, 2017
   Class R Shares                          Contractual          1.90%            March 1, 2016     February 28, 2017
   Class R5 Shares                         Contractual          1.40%            March 1, 2016     February 28, 2017
   Class R6 Shares                         Contractual          1.40%            March 1, 2016     February 28, 2017
   Class Y Shares                          Contractual          1.40%            March 1, 2016     February 28, 2017

See page 17 for footnotes to Exhibit A

                                           CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                                       ------------  --------------------- ------------------- ------------------
Invesco Global Market Neutral Fund
   Class A Shares                          Contractual          1.62%          December 17, 2013   February 28, 2017
   Class C Shares                          Contractual          2.37%          December 17, 2013   February 28, 2017
   Class R Shares                          Contractual          1.87%          December 17, 2013   February 28, 2017
   Class R5 Shares                         Contractual          1.37%          December 17, 2013   February 28, 2017
   Class R6 Shares                         Contractual          1.37%          December 17, 2013   February 28, 2017
   Class Y Shares                          Contractual          1.37%          December 17, 2013   February 28, 2017

Invesco Global Targeted Returns Fund/6/
   Class A Shares                          Contractual   1.80% less net AFFE*  December 17, 2013   February 29,2016
   Class C Shares                          Contractual   2.55% less net AFFE*  December 17, 2013   February 29,2016
   Class R Shares                          Contractual   2.05% less net AFFE*  December 17, 2013   February 29,2016
   Class R5 Shares                         Contractual   1.55% less net AFFE*  December 17, 2013   February 29,2016
   Class R6 Shares                         Contractual   1.55% less net AFFE*  December 17, 2013   February 29,2016
   Class Y Shares                          Contractual   1.55% less net AFFE*  December 17, 2013   February 29,2016

Invesco Global Targeted Returns Fund/6/
   Class A Shares                          Contractual          1.65%            March 1, 2016     February 28, 2017
   Class C Shares                          Contractual          2.40%            March 1, 2016     February 28, 2017
   Class R Shares                          Contractual          1.90%            March 1, 2016     February 28, 2017
   Class R5 Shares                         Contractual          1.40%            March 1, 2016     February 28, 2017
   Class R6 Shares                         Contractual          1.40%            March 1, 2016     February 28, 2017
   Class Y Shares                          Contractual          1.40%            March 1, 2016     February 28, 2017

Invesco Greater China Fund
   Class A Shares                          Contractual          2.25%             July 1, 2009       June 30, 2016
   Class B Shares                          Contractual          3.00%             July 1, 2009       June 30, 2016
   Class C Shares                          Contractual          3.00%             July 1, 2009       June 30, 2016
   Class R5 Shares                         Contractual          2.00%             July 1, 2009       June 30, 2016
   Class Y Shares                          Contractual          2.00%             July 1, 2009       June 30, 2016

Invesco International Total Return Fund
   Class A Shares                          Contractual          1.10%            March 31, 2006    February 28, 2017
   Class B Shares                          Contractual          1.85%            March 31, 2006    February 28, 2017
   Class C Shares                          Contractual          1.85%            March 31, 2006    February 28, 2017
   Class R5 Shares                         Contractual          0.85%           October 3, 2008    February 28, 2017
   Class R6 Shares                         Contractual          0.85%          September 24, 2012  February 28, 2017
   Class Y Shares                          Contractual          0.85%            March 31, 2006    February 28, 2017

Invesco Long/Short Equity Fund
   Class A Shares                          Contractual          1.87%          December 17, 2013   February 28, 2017
   Class C Shares                          Contractual          2.62%          December 17, 2013   February 28, 2017
   Class R Shares                          Contractual          2.12%          December 17, 2013   February 28, 2017
   Class R5 Shares                         Contractual          1.62%          December 17, 2013   February 28, 2017
   Class R6 Shares                         Contractual          1.62%          December 17, 2013   February 28, 2017
   Class Y Shares                          Contractual          1.62%          December 17, 2013   February 28, 2017

Invesco Low Volatility Emerging Markets
  Fund
   Class A Shares                          Contractual          1.72%          December 17, 2013   February 28, 2017
   Class C Shares                          Contractual          2.47%          December 17, 2013   February 28, 2017
   Class R Shares                          Contractual          1.97%          December 17, 2013   February 28, 2017
   Class R5 Shares                         Contractual          1.47%          December 17, 2013   February 28, 2017
   Class R6 Shares                         Contractual          1.47%          December 17, 2013   February 28, 2017
   Class Y Shares                          Contractual          1.47%          December 17, 2013   February 28, 2017

Invesco MLP Fund
   Class A Shares                          Contractual          1.50%           August 29, 2014    February 28, 2017
   Class C Shares                          Contractual          2.25%           August 29, 2014    February 28, 2017
   Class R Shares                          Contractual          1.75%           August 29, 2014    February 28, 2017
   Class R5 Shares                         Contractual          1.25%           August 29, 2014    February 28, 2017
   Class R6 Shares                         Contractual          1.25%           August 29, 2014    February 28, 2017
   Class Y Shares                          Contractual          1.25%           August 29, 2014    February 28, 2017

See page 17 for footnotes to Exhibit A

                                           CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY         LIMITATION        CURRENT LIMIT           DATE
----                                       ------------  --------------------- ------------------ ------------------
Invesco Macro International Equity Fund
   Class A Shares                          Contractual          1.43%          December 17, 2013  February 28, 2017
   Class C Shares                          Contractual          2.18%          December 17, 2013  February 28, 2017
   Class R Shares                          Contractual          1.68%          December 17, 2013  February 28, 2017
   Class R5 Shares                         Contractual          1.18%          December 17, 2013  February 28, 2017
   Class R6 Shares                         Contractual          1.18%          December 17, 2013  February 28, 2017
   Class Y Shares                          Contractual          1.18%          December 17, 2013  February 28, 2017

Invesco Macro Long/Short Fund
   Class A Shares                          Contractual          1.87%          December 17, 2013  February 28, 2017
   Class C Shares                          Contractual          2.62%          December 17, 2013  February 28, 2017
   Class R Shares                          Contractual          2.12%          December 17, 2013  February 28, 2017
   Class R5 Shares                         Contractual          1.62%          December 17, 2013  February 28, 2017
   Class R6 Shares                         Contractual          1.62%          December 17, 2013  February 28, 2017
   Class Y Shares                          Contractual          1.62%          December 17, 2013  February 28, 2017

Invesco Pacific Growth Fund
   Class A Shares                          Contractual          2.25%            July 1, 2012       June 30. 2016
   Class B Shares                          Contractual          3.00%            July 1, 2012       June 30, 2016
   Class C Shares                          Contractual          3.00%            July 1, 2012       June 30, 2016
   Class R Shares                          Contractual          2.50%            July 1, 2012       June 30, 2016
   Class R5 Shares                         Contractual          2.00%            July 1, 2012       June 30, 2016
   Class Y Shares                          Contractual          2.00%            July 1, 2012       June 30, 2016

Invesco Premium Income Fund
   Class A Shares                          Contractual          1.05%            March 1, 2015    February 28, 2017
   Class C Shares                          Contractual          1.80%            March 1, 2015    February 28, 2017
   Class R Shares                          Contractual          1.30%            March 1, 2015    February 28, 2017
   Class R5 Shares                         Contractual          0.80%            March 1, 2015    February 28, 2017
   Class R6 Shares                         Contractual          0.80%            March 1, 2015    February 28, 2017
   Class Y Shares                          Contractual          0.80%            March 1, 2015    February 28, 2017

Invesco Select Companies Fund
   Class A Shares                          Contractual          2.00%            July 1, 2009       June 30. 2016
   Class B Shares                          Contractual          2.75%            July 1, 2009       June 30, 2016
   Class C Shares                          Contractual          2.75%            July 1, 2009       June 30, 2016
   Class R Shares                          Contractual          2.25%            July 1, 2009       June 30, 2016
   Class R5 Shares                         Contractual          1.75%            July 1, 2009       June 30, 2016
   Class Y Shares                          Contractual          1.75%            July 1, 2009       June 30, 2016

Invesco Strategic Income Fund
   Class A Shares                          Contractual   0.85% less net AFFE*     May 2, 2014     February 28, 2017
   Class C Shares                          Contractual   1.60% less net AFFE*     May 2, 2014     February 28, 2017
   Class R Shares                          Contractual   1.10% less net AFFE*     May 2, 2014     February 28, 2017
   Class Y Shares                          Contractual   0.60% less net AFFE*     May 2, 2014     February 28, 2017
   Class R5 Shares                         Contractual   0.60% less net AFFE*     May 2, 2014     February 28, 2017
   Class R6 Shares                         Contractual   0.60% less net AFFE*     May 2, 2014     February 28, 2017

Invesco Unconstrained Bond Fund
   Class A Shares                          Contractual   1.04% less net AFFE*  October 14, 2014   February 28, 2017
   Class C Shares                          Contractual   1.79% less net AFFE*  October 14, 2014   February 28, 2017
   Class R Shares                          Contractual   1.29% less net AFFE*  October 14, 2014   February 28, 2017
   Class Y Shares                          Contractual   0.79% less net AFFE*  October 14, 2014   February 28, 2017
   Class R5 Shares                         Contractual   0.79% less net AFFE*  October 14, 2014   February 28, 2017
   Class R6 Shares                         Contractual   0.79% less net AFFE*  October 14, 2014   February 28, 2017

See page 17 for footnotes to Exhibit A.

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                     ------------  ----------  ------------------- ------------------
Invesco Corporate Bond Fund
   Class A Shares                        Contractual    1.50%         July 1, 2012       June 30, 2016
   Class B Shares                        Contractual    2.25%         July 1, 2012       June 30, 2016
   Class C Shares                        Contractual    2.25%         July 1, 2012       June 30, 2016
   Class R Shares                        Contractual    1.75%         July 1, 2012       June 30, 2016
   Class R5 Shares                       Contractual    1.25%         July 1, 2012       June 30, 2016
   Class R6 Shares                       Contractual    1.25%      September 24, 2012    June 30, 2016
   Class Y Shares                        Contractual    1.25%         July 1, 2012       June 30, 2016

Invesco Global Real Estate Fund
   Class A Shares                        Contractual    2.00%         July 1, 2009       June 30, 2016
   Class B Shares                        Contractual    2.75%         July 1, 2009       June 30, 2016
   Class C Shares                        Contractual    2.75%         July 1, 2009       June 30, 2016
   Class R Shares                        Contractual    2.25%         July 1, 2009       June 30, 2016
   Class R5 Shares                       Contractual    1.75%         July 1, 2009       June 30, 2016
   Class R6 Shares                       Contractual    1.75%      September 24, 2012    June 30, 2016
   Class Y Shares                        Contractual    1.75%         July 1, 2009       June 30, 2016

Invesco High Yield Fund
   Class A Shares                        Contractual    1.50%         July 1, 2013       June 30, 2016
   Class B Shares                        Contractual    2.25%         July 1, 2013       June 30, 2016
   Class C Shares                        Contractual    2.25%         July 1, 2013       June 30, 2016
   Class R5 Shares                       Contractual    1.25%         July 1, 2013       June 30, 2016
   Class R6 Shares                       Contractual    1.25%         July 1, 2013       June 30, 2016
   Class Y Shares                        Contractual    1.25%         July 1, 2013       June 30, 2016
   Investor Class Shares                 Contractual    1.50%         July 1, 2013       June 30, 2016

Invesco Limited Maturity Treasury Fund
   Class A Shares                        Contractual    1.50%         July 1, 2012       June 30, 2016
   Class A2 Shares                       Contractual    1.40%         July 1, 2012       June 30, 2016
   Class R5 Shares                       Contractual    1.25%         July 1, 2012       June 30, 2016
   Class Y Shares                        Contractual    1.25%         July 1, 2012       June 30, 2016

Invesco Short Duration Inflation
  Protected Fund
   Class A Shares                        Contractual    0.55%      December 31, 2015   December 31, 2016
   Class A2 Shares                       Contractual    0.45%      December 31, 2015   December 31, 2016
   Class R5 Shares                       Contractual    0.30%      December 31, 2015   December 31, 2016
   Class R6 Shares                       Contractual    0.30%      December 31, 2015   December 31, 2016
   Class Y Shares                        Contractual    0.30%      December 31, 2015   December 31, 2016

Invesco Real Estate Fund
   Class A Shares                        Contractual    2.00%         July 1, 2012       June 30, 2016
   Class B Shares                        Contractual    2.75%         July 1, 2012       June 30, 2016
   Class C Shares                        Contractual    2.75%         July 1, 2012       June 30, 2016
   Class R Shares                        Contractual    2.25%         July 1, 2012       June 30, 2016
   Class R5 Shares                       Contractual    1.75%         July 1, 2012       June 30, 2016
   Class R6 Shares                       Contractual    1.75%      September 24, 2012    June 30, 2016
   Class Y Shares                        Contractual    1.75%         July 1, 2012       June 30, 2016
   Investor Class Shares                 Contractual    2.00%         July 1, 2012       June 30, 2016

Invesco Short Term Bond Fund
   Class A Shares                        Contractual    1.40%         July 1, 2013       June 30, 2016
   Class C Shares                        Contractual   1.75%/2/       July 1, 2013       June 30, 2016
   Class R Shares                        Contractual    1.75%         July 1, 2013       June 30, 2016
   Class R5 Shares                       Contractual    1.25%         July 1, 2013       June 30, 2016
   Class R6 Shares                       Contractual    1.25%         July 1, 2013       June 30, 2016
   Class Y Shares                        Contractual    1.25%         July 1, 2013       June 30, 2016

See page 17 for footnotes to Exhibit A.

                                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    CURRENT LIMIT          DATE
----                                     ------------  ----------  ------------------- ----------------
Invesco U.S. Government Fund
   Class A Shares                        Contractual     1.50%        July 1, 2012      June 30, 2016
   Class B Shares                        Contractual     2.25%        July 1, 2012      June 30, 2016
   Class C Shares                        Contractual     2.25%        July 1, 2012      June 30, 2016
   Class R Shares                        Contractual     1.75%        July 1, 2012      June 30, 2016
   Class R5 Shares                       Contractual     1.25%        July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual     1.25%        July 1, 2012      June 30, 2016
   Investor Class Shares                 Contractual     1.50%        July 1, 2012      June 30, 2016

                               AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    CURRENT LIMIT          DATE
----                                     ------------  ----------  ------------------- ----------------
Invesco American Value Fund
   Class A Shares                        Contractual     2.00%        July 1, 2013      June 30, 2016
   Class B Shares                        Contractual     2.75%        July 1, 2013      June 30, 2016
   Class C Shares                        Contractual     2.75%        July 1, 2013      June 30, 2016
   Class R Shares                        Contractual     2.25%        July 1, 2013      June 30, 2016
   Class R5 Shares                       Contractual     1.75%        July 1, 2013      June 30, 2016
   Class R6 Shares                       Contractual     1.75%        July 1, 2013      June 30, 2016
   Class Y Shares                        Contractual     1.75%        July 1, 2013      June 30, 2016

Invesco Comstock Fund
   Class A Shares                        Contractual     2.00%        July 1, 2012      June 30, 2016
   Class B Shares                        Contractual     2.75%        July 1, 2012      June 30, 2016
   Class C Shares                        Contractual     2.75%        July 1, 2012      June 30, 2016
   Class R Shares                        Contractual     2.25%        July 1, 2012      June 30, 2016
   Class R5 Shares                       Contractual     1.75%        July 1, 2012      June 30, 2016
   Class R6 Shares                       Contractual     1.75%     September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual     1.75%        July 1, 2012      June 30, 2016

Invesco Energy Fund
   Class A Shares                        Contractual     2.00%        July 1, 2009      June 30, 2016
   Class B Shares                        Contractual     2.75%        July 1, 2009      June 30, 2016
   Class C Shares                        Contractual     2.75%        July 1, 2009      June 30, 2016
   Class R5 Shares                       Contractual     1.75%        July 1, 2009      June 30, 2016
   Class Y Shares                        Contractual     1.75%        July 1, 2009      June 30, 2016
   Investor Class Shares                 Contractual     2.00%        July 1, 2009      June 30, 2016

Invesco Dividend Income Fund
   Class A Shares                        Contractual     1.14%     September 1, 2014   August 31, 2016
   Class B Shares                        Contractual     1.89%     September 1, 2014   August 31, 2016
   Class C Shares                        Contractual     1.89%     September 1, 2014   August 31, 2016
   Class R5 Shares                       Contractual     0.89%     September 1, 2014   August 31, 2016
   Class R6 Shares                       Contractual     0.89%     September 1, 2014   August 31, 2016
   Class Y Shares                        Contractual     0.89%     September 1, 2014   August 31, 2016
   Investor Class Shares                 Contractual     1.14%     September 1, 2014   August 31, 2016

Invesco Gold & Precious Metals Fund
   Class A Shares                        Contractual     2.00%        July 1, 2009      June 30, 2016
   Class B Shares                        Contractual     2.75%        July 1, 2009      June 30, 2016
   Class C Shares                        Contractual     2.75%        July 1, 2009      June 30, 2016
   Class Y Shares                        Contractual     1.75%        July 1, 2009      June 30, 2016
   Investor Class Shares                 Contractual     2.00%        July 1, 2009      June 30, 2016

Invesco Mid Cap Growth Fund
   Class A Shares                        Contractual     2.00%       August 1, 2015     June 30, 2016
   Class B Shares                        Contractual     2.75%       August 1, 2015     June 30, 2016
   Class C Shares                        Contractual     2.75%       August 1, 2015     June 30, 2016
   Class R Shares                        Contractual     2.25%       August 1, 2015     June 30, 2016
   Class R5 Shares                       Contractual     1.75%       August 1, 2015     June 30, 2016
   Class R6 Shares                       Contractual     1.75%       August 1, 2015     June 30, 2016
   Class Y Shares                        Contractual     1.75%       August 1, 2015     June 30, 2016

See page 17 for footnotes to Exhibit A.

                                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                     ------------  ----------  ------------------ --------------
Invesco Small Cap Value Fund
   Class A Shares                        Contractual     2.00%       July 1, 2012     June 30, 2016
   Class B Shares                        Contractual     2.75%       July 1, 2012     June 30, 2016
   Class C Shares                        Contractual     2.75%       July 1, 2012     June 30, 2016
   Class Y Shares                        Contractual     1.75%       July 1, 2012     June 30, 2016

Invesco Technology Fund
   Class A Shares                        Contractual     2.00%       July 1, 2012     June 30, 2016
   Class B Shares                        Contractual     2.75%       July 1, 2012     June 30, 2016
   Class C Shares                        Contractual     2.75%       July 1, 2012     June 30, 2016
   Class R5 Shares                       Contractual     1.75%       July 1, 2012     June 30, 2016
   Class Y Shares                        Contractual     1.75%       July 1, 2012     June 30, 2016
   Investor Class Shares                 Contractual     2.00%       July 1, 2012     June 30, 2016

Invesco Technology Sector Fund
   Class A Shares                        Contractual     2.00%     February 12, 2010  June 30, 2016
   Class B Shares                        Contractual     2.75%     February 12, 2010  June 30, 2016
   Class C Shares                        Contractual     2.75%     February 12, 2010  June 30, 2016
   Class Y Shares                        Contractual     1.75%     February 12, 2010  June 30, 2016

Invesco Value Opportunities Fund
   Class A Shares                        Contractual     2.00%       July 1, 2012     June 30, 2016
   Class B Shares                        Contractual     2.75%       July 1, 2012     June 30, 2016
   Class C Shares                        Contractual     2.75%       July 1, 2012     June 30, 2016
   Class R Shares                        Contractual     2.25%       July 1, 2012     June 30, 2016
   Class R5 Shares                       Contractual     1.75%       July 1, 2012     June 30, 2016
   Class Y Shares                        Contractual     1.75%       July 1, 2012     June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                         Contractual/   Expense    Effective Date of   Expiration
Fund                                      Voluntary    Limitation   Current Limit         Date
----                                     ------------  ----------  -----------------  --------------
Invesco High Yield Municipal Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2016
   Class B Shares                        Contractual     2.25%      July 1, 2012      June 30, 2016
   Class C Shares                        Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R5 Shares                       Contractual     1.25%      July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2016

Invesco Intermediate Term Municipal
  Income Fund
   Class A Shares                        Contractual     0.80%      July 1, 2013      June 30, 2016
   Class B Shares                        Contractual     1.55%      July 1, 2013      June 30, 2016
   Class C Shares                        Contractual     1.55%      July 1, 2013      June 30, 2016
   Class Y Shares                        Contractual     0.55%      July 1, 2013      June 30, 2016

Invesco Municipal Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2013      June 30, 2016
   Class B Shares                        Contractual     2.25%      July 1, 2013      June 30, 2016
   Class C Shares                        Contractual     2.25%      July 1, 2013      June 30, 2016
   Class Y Shares                        Contractual     1.25%      July 1, 2013      June 30, 2016
   Investor Class                        Contractual     1.50%      July 15, 2013     June 30, 2016

Invesco New York Tax Free Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2016
   Class B Shares                        Contractual     2.25%      July 1, 2012      June 30, 2016
   Class C Shares                        Contractual     2.25%      July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2016

Invesco Limited Term Municiipal
   Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2016
   Class A2 Shares                       Contractual     1.25%      July 1, 2012      June 30, 2016
   Class C Shares                        Contractual     2.25%      June 30, 2013     June 30, 2016
   Class R5 Shares                       Contractual     1.25%      July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2016

See page 17 for footnotes to Exhibit A.

                           INVESCO MANAGEMENT TRUST

                                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                     ------------  ----------  -----------------  ------------------
Invesco Conservative Income Fund
   Institutional Class                   Contractual     0.28%       July 1, 2014     December 31, 2016

                                       INVESCO SECURITIES TRUST

                                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                     ------------  ----------  -----------------  ------------------
Invesco Balanced-Risk Aggressive
Allocation Fund                          Contractual     1.15%     January 16, 2013   February 29, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                ------------  ----------  -----------------  ------------------
Government & Agency Portfolio
   Cash Management Class            Contractual   0.22%/2/      July 1, 2009     December 31, 2016
   Corporate Class                  Contractual    0.17%        July 1, 2009     December 31, 2016
   Institutional Class              Contractual    0.14%        July 1, 2009     December 31, 2016
   Personal Investment Class        Contractual   0.69%/2/      July 1, 2009     December 31, 2016
   Private Investment Class         Contractual   0.44%/2/      July 1, 2009     December 31, 2016
   Reserve Class                    Contractual   1.01%/2/      July 1, 2009     December 31, 2016
   Resource Class                   Contractual   0.30%/2/      July 1, 2009     December 31, 2016

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual   0.22%/2/      July 1, 2009     December 31, 2016
   Corporate Class                  Contractual    0.17%        July 1, 2009     December 31, 2016
   Institutional Class              Contractual    0.14%        July 1, 2009     December 31, 2016
   Personal Investment Class        Contractual   0.69%/2/      July 1, 2009     December 31, 2016
   Private Investment Class         Contractual   0.39%/2/      July 1, 2009     December 31, 2016
   Reserve Class                    Contractual   1.01%/2/      July 1, 2009     December 31, 2016
   Resource Class                   Contractual   0.30%/2/      July 1, 2009     December 31, 2016

Liquid Assets Portfolio
   Cash Management Class            Contractual   0.22%/2/      July 1, 2009     December 31, 2016
   Corporate Class                  Contractual    0.17%        July 1, 2009     December 31, 2016
   Institutional Class              Contractual    0.14%        July 1, 2009     December 31, 2016
   Personal Investment Class        Contractual   0.69%/2/      July 1, 2009     December 31, 2016
   Private Investment Class         Contractual   0.44%/2/      July 1, 2009     December 31, 2016
   Reserve Class                    Contractual   1.01%/2/      July 1, 2009     December 31, 2016
   Resource Class                   Contractual    0.34%        July 1, 2009     December 31, 2016

STIC Prime Portfolio
   Cash Management Class            Contractual   0.22%/2/      July 1, 2009     December 31, 2016
   Corporate Class                  Contractual    0.17%        July 1, 2009     December 31, 2016
   Institutional Class              Contractual    0.14%        July 1, 2009     December 31, 2016
   Personal Investment Class        Contractual   0.69%/2/      July 1, 2009     December 31, 2016
   Private Investment Class         Contractual   0.44%/2/      July 1, 2009     December 31, 2016
   Reserve Class                    Contractual   1.01%/2/      July 1, 2009     December 31, 2016
   Resource Class                   Contractual   0.30%/2/      July 1, 2009     December 31, 2016

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual   0.33%/2/      July 1, 2009     December 31, 2016
   Corporate Class                  Contractual    0.28%        July 1, 2009     December 31, 2016
   Institutional Class              Contractual    0.25%        July 1, 2009     December 31, 2016
   Personal Investment Class        Contractual   0.80%/2/      July 1, 2009     December 31, 2016
   Private Investment Class         Contractual   0.50%/2/      July 1, 2009     December 31, 2016
   Reserve Class                    Contractual   1.12%/2/      July 1, 2009     December 31, 2016
   Resource Class                   Contractual   0.41%/2/      July 1, 2009     December 31, 2016

Treasury Portfolio
   Cash Management Class            Contractual   0.22%/2/      July 1, 2009     December 31, 2016
   Corporate Class                  Contractual    0.17%        July 1, 2009     December 31, 2016
   Institutional Class              Contractual    0.14%        July 1, 2009     December 31, 2016
   Personal Investment Class        Contractual   0.69%/2/      July 1, 2009     December 31, 2016
   Private Investment Class         Contractual   0.44%/2/      July 1, 2009     December 31, 2016
   Reserve Class                    Contractual   1.01%/2/      July 1, 2009     December 31, 2016
   Resource Class                   Contractual   0.30%/2/      July 1, 2009     December 31, 2016

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                    CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY         LIMITATION        CURRENT LIMIT         DATE
----                                ------------  --------------------- -----------------  ---------------
Invesco V.I. American Franchise
  Fund
   Series I Shares                  Contractual          2.00%            July 1, 2014     June 30, 2016
   Series II Shares                 Contractual          2.25%            July 1, 2014     June 30, 2016

Invesco V.I. American Value Fund
   Series I Shares                  Contractual          2.00%            July 1, 2012     June 30, 2016
   Series II Shares                 Contractual          2.25%            July 1, 2012     June 30, 2016

Invesco V.I. Balanced-Risk
  Allocation Fund/1/
   Series I Shares                  Contractual   0.80% less net AFFE*    May 1, 2014      April 30, 2017
   Series II Shares                 Contractual   1.05% less net AFFE*    May 1, 2014      April 30, 2017

Invesco V.I. Comstock Fund
   Series I Shares                  Contractual          0.78%            May 1, 2013      April 30, 2017
   Series II Shares                 Contractual          1.03%            May 1, 2013      April 30, 2017

Invesco V.I. Core Equity Fund
   Series I Shares                  Contractual          2.00%            May 1, 2013      June 30, 2016
   Series II Shares                 Contractual          2.25%            May 1, 2013      June 30, 2016

Invesco V.I. Core Plus Bond Fund
   Series I Shares                  Contractual          0.61%           April 30, 2015    April 30, 2017
   Series II Shares                 Contractual          0.86%           April 30, 2015    April 30, 2017

Invesco V.I. Diversified Dividend
  Fund
   Series I Shares                  Contractual          2.00%            May 1, 2013      June 30, 2016
   Series II Shares                 Contractual          2.25%            May 1, 2013      June 30, 2016

Invesco V.I. Equally-Weighted S&P
  500 Fund
   Series I Shares                  Contractual          2.00%            July 1, 2012     June 30, 2016
   Series II Shares                 Contractual          2.25%            July 1, 2012     June 30, 2016

Invesco V.I. Equity and Income Fund
   Series I Shares                  Contractual          1.50%            July 1, 2012     June 30, 2016
   Series II Shares                 Contractual          1.75%            July 1, 2012     June 30, 2016

Invesco V.I. Global Core Equity
  Fund
   Series I Shares                  Contractual          2.25%            July 1, 2012     June 30, 2016
   Series II Shares                 Contractual          2.50%            July 1, 2012     June 30, 2016

Invesco V.I. Global Health Care
  Fund
   Series I Shares                  Contractual          2.00%            May 1. 2013      June 30, 2016
   Series II Shares                 Contractual          2.25%            May 1, 2013      June 30, 2016

Invesco V.I. Global Real Estate
  Fund
   Series I Shares                  Contractual          2.00%            May 1. 2013      June 30, 2016
   Series II Shares                 Contractual          2.25%            May 1, 2013      June 30, 2016

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                ------------  ----------  -----------------  ---------------
Invesco V.I. Government Securities
  Fund
   Series I Shares                  Contractual     1.50%       May 1, 2013      June 30, 2016
   Series II Shares                 Contractual     1.75%       May 1, 2013      June 30, 2016

Invesco V.I. Growth and Income Fund
   Series I Shares                  Contractual     0.78%       May 1. 2013      April 30, 2017
   Series II Shares                 Contractual     1.03%       May 1, 2013      April 30, 2017

Invesco V.I. High Yield Fund
   Series I Shares                  Contractual     1.50%       May 1, 2014      June 30, 2016
   Series II Shares                 Contractual     1.75%       May 1, 2014      June 30, 2016

Invesco V.I. International Growth
  Fund
   Series I Shares                  Contractual     2.25%       July 1, 2012     June 30, 2016
   Series II Shares                 Contractual     2.50%       July 1, 2012     June 30, 2016

Invesco V.I. Managed Volatility
  Fund
   Series I Shares                  Contractual     2.00%       May 1, 2015      June 30, 2016
   Series II Shares                 Contractual     2.25%       May 1, 2015      June 30, 2016

Invesco V.I. Mid Cap Core Equity
  Fund
   Series I Shares                  Contractual     2.00%       May 1. 2013      June 30, 2016
   Series II Shares                 Contractual     2.25%       May 1, 2013      June 30, 2016

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                  Contractual     2.00%       July 1, 2014     June 30, 2016
   Series II Shares                 Contractual     2.25%       July 1, 2014     June 30, 2016

Invesco V.I. Money Market Fund
   Series I Shares                  Contractual     1.50%       May 1. 2013      June 30, 2016
   Series II Shares                 Contractual     1.75%       May 1, 2013      June 30, 2016

Invesco V.I. S&P 500 Index Fund
   Series I Shares                  Contractual     2.00%       July 1, 2012     June 30, 2016
   Series II Shares                 Contractual     2.25%       July 1, 2012     June 30, 2016

Invesco V.I. Small Cap Equity Fund
   Series I Shares                  Contractual     2.00%       May 1. 2013      June 30, 2016
   Series II Shares                 Contractual     2.25%       May 1, 2013      June 30, 2016

Invesco V.I. Technology Fund
   Series I Shares                  Contractual     2.00%       May 1. 2013      June 30, 2016
   Series II Shares                 Contractual     2.25%       May 1, 2013      June 30, 2016

Invesco V.I. Value Opportunities
  Fund
   Series I Shares                  Contractual     2.00%       May 1. 2013      June 30, 2016
   Series II Shares                 Contractual     2.25%       May 1, 2013      June 30, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                      INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF  COMMITMENT END
FUND                                 VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                ------------  ----------  -----------------  --------------
Invesco California Value Municipal
  Income Trust                       Voluntary      0.73%       July 1, 2015          N/A

                              INVESCO MUNICIPAL OPPORTUNITY TRUST

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF  COMMITMENT END
FUND                                 VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                ------------  ----------  -----------------  --------------
Invesco Municipal Opportunity Trust  Voluntary      0.89%     November 1, 2014        N/A

                            INVESCO QUALITY MUNICIPAL INCOME TRUST

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF  COMMITMENT END
FUND                                 VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                ------------  ----------  -----------------  --------------
Invesco Quality Municipal Income
  Trust                              Voluntary      0.50%     October 15, 2012        N/A

                    INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF  COMMITMENT END
FUND                                 VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                ------------  ----------  -----------------  --------------
Invesco Trust for Investment Grade
  New York Municipals                Voluntary      0.69%     August 27, 2012         N/A

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

        i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

        ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

        iii. The Waiver will not apply to cash collateral for securities lending.

        For purposes of the paragraph above, the following terms shall have the following meanings:

        (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

        (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

        (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO     INVESCO BOND FUND
COUNSELOR SERIES TRUST)                 INVESCO CALIFORNIA VALUE MUNICIPAL
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS) INCOME TRUST
AIM FUNDS GROUP (INVESCO FUNDS GROUP)   INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM GROWTH SERIES (INVESCO GROWTH       FUND
SERIES)                                 INVESCO EXCHANGE FUND
AIM INTERNATIONAL MUTUAL FUNDS          INVESCO HIGH INCOME TRUST II
(INVESCO INTERNATIONAL MUTUAL FUNDS)    INVESCO MANAGEMENT TRUST
AIM INVESTMENT FUNDS (INVESCO           INVESCO MUNICIPAL INCOME OPPORTUNITIES
INVESTMENT FUNDS)                       TRUST
AIM INVESTMENT SECURITIES FUNDS         INVESCO MUNICIPAL OPPORTUNITY TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)   INVESCO MUNICIPAL TRUST
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS) INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM TAX-EXEMPT FUNDS (INVESCO           INCOME TRUST
TAX-EXEMPT FUNDS)                       INVESCO QUALITY MUNICIPAL INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO   INVESCO SECURITIES TRUST
TREASURER'S SERIES TRUST)               INVESCO SENIOR INCOME TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO   INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)               MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME      INVESCO TRUST FOR INVESTMENT GRADE
TRUST II                                NEW YORK MUNICIPALS
                                        INVESCO VALUE MUNICIPAL INCOME TRUST

     on behalf of the Funds listed in
     the Exhibit to this Memorandum of
     Agreement

     By:     /s/ John M. Zerr
             --------------------------
     Title:  Senior Vice President

     INVESCO ADVISERS, INC.

     By:     /s/ John M. Zerr
             --------------------------
     Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

   AIM COUNSELOR
   SERIES TRUST
(INVESCO COUNSELOR                                                                    EXPIRATION
   SERIES TRUST)                    WAIVER DESCRIPTION                EFFECTIVE DATE    DATE
--------------------  ----------------------------------------------- --------------  -----------
Invesco Strategic     Invesco will waive advisory fees in an amount
Real Return Fund           equal to the advisory fees earned on
                            underlying affiliated investments          4/30/2014      06/30/2017

  AIM INVESTMENT
  FUNDS (INVESCO                                                                      EXPIRATION
 INVESTMENT FUNDS                   WAIVER DESCRIPTION                EFFECTIVE DATE    DATE
--------------------  ----------------------------------------------- --------------  -----------
Invesco Global        Invesco will waive advisory fees in an amount
Targeted Returns           equal to the advisory fees earned on
Fund                        underlying affiliated investments          12/17/2013     06/30/2017

Invesco Strategic     Invesco will waive advisory fees in an amount
Income Fund                equal to the advisory fees earned on
                            underlying affiliated investments           5/2/2014      06/30/2017

Invesco               Invesco will waive advisory fees in an amount
Unconstrained Bond         equal to the advisory fees earned on
Fund                        underlying affiliated investments          10/14/2014     06/30/2017

  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S                                                                  EXPIRATION
   SERIES TRUST)                    WAIVER DESCRIPTION                EFFECTIVE DATE    DATE
--------------------  ----------------------------------------------- --------------  -----------
Premier Portfolio     Invesco will waive advisory fees in the amount    2/1/2011      12/31/2016
                      of 0.07% of the Fund's average daily net
                      assets

Premier U.S.          Invesco will waive advisory fees in the amount    2/1/2011      12/31/2016
Government Money      of 0.07% of the Fund's average daily net
Portfolio             assets

                                  EXHIBIT "B"

                AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                 EFFECTIVE DATE    COMMITTED UNTIL
---------                                               ------------------- ---------------
Invesco American Franchise Fund                         February 12, 2010   June 30, 2017
Invesco California Tax-Free Income Fund                 February 12, 2010   June 30, 2017
Invesco Core Plus Bond Fund                                June 2, 2009     June 30, 2017
Invesco Equally-Weighted S&P 500 Fund                   February 12, 2010   June 30, 2017
Invesco Equity and Income Fund                          February 12, 2010   June 30, 2017
Invesco Floating Rate Fund                                 July 1, 2007     June 30, 2017
Invesco Global Real Estate Income Fund                     July 1, 2007     June 30, 2017
Invesco Growth and Income Fund                          February 12, 2010   June 30, 2017
Invesco Low Volatility Equity Yield Fund                   July 1, 2007     June 30, 2017
Invesco Pennsylvania Tax Free Income Fund               February 12, 2010   June 30, 2017
Invesco S&P 500 Index Fund                              February 12, 2010   June 30, 2017
Invesco Short Duration High Yield Municipal Fund        September 30, 2015  June 30, 2017
Invesco Small Cap Discovery Fund                        February 12, 2010   June 30, 2017
Invesco Strategic Real Return Fund                        April 30, 2014    June 30, 2017

                          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                 EFFECTIVE DATE    COMMITTED UNTIL
---------                                               ------------------- ---------------
Invesco Charter Fund                                       July 1, 2007     June 30, 2017
Invesco Diversified Dividend Fund                          July 1, 2007     June 30, 2017
Invesco Summit Fund                                        July 1, 2007     June 30, 2017

                           AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------- ---------------
Invesco European Small Company Fund                        July 1, 2007     June 30, 2017
Invesco Global Core Equity Fund                            July 1, 2007     June 30, 2017
Invesco International Small Company Fund                   July 1, 2007     June 30, 2017
Invesco Small Cap Equity Fund                              July 1, 2007     June 30, 2017

                         AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------- ---------------
Invesco Convertible Securities Fund                     February 12, 2010   June 30, 2017
Invesco Global Low Volatility Equity Yield Fund            July 1, 2007     June 30, 2017
Invesco Mid Cap Core Equity Fund                           July 1, 2007     June 30, 2017
Invesco Small Cap Growth Fund                              July 1, 2007     June 30, 2017
Invesco U.S. Mortgage Fund                              February 12, 2010   June 30, 2017

            AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)


FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------- ---------------
Invesco Asia Pacific Growth Fund                           July 1, 2007     June 30, 2017
Invesco European Growth Fund                               July 1, 2007     June 30, 2017
Invesco Global Growth Fund                                 July 1, 2007     June 30, 2017
Invesco Global Opportunities Fund                         August 3, 2012    June 30, 2017
Invesco Global Small & Mid Cap Growth Fund                 July 1, 2007     June 30, 2017
Invesco International Companies Fund                    December 21, 2015   June 30, 2017
Invesco International Core Equity Fund                     July 1, 2007     June 30, 2017
Invesco International Growth Fund                          July 1, 2007     June 30, 2017
Invesco Select Opportunities Fund                         August 3, 2012    June 30, 2017

                      AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------- ---------------
Invesco All Cap Market Neutral Fund                     December 17, 2013   June 30, 2017
Invesco Balanced-Risk Allocation Fund/1/                   May 29, 2009     June 30, 2017
Invesco Balanced-Risk Commodity Strategy Fund/2/        November 29, 2010   June 30, 2017
Invesco Developing Markets Fund                            July 1, 2007     June 30, 2017
Invesco Emerging Markets Equity Fund                       May 11, 2011     June 30, 2017
Invesco Emerging Market Local Currency Debt Fund          June 14, 2010     June 30, 2017
Invesco Endeavor Fund                                      July 1, 2007     June 30, 2017
Invesco Global Health Care Fund                            July 1, 2007     June 30, 2017
Invesco Global Infrastructure Fund                         May 2, 2014      June 30, 2017
Invesco Global Market Neutral Fund                      December 17, 2013   June 30, 2017
Invesco Global Markets Strategy Fund/3/                 September 25, 2012  June 30, 2017
Invesco Global Targeted Returns Fund/4/                 December 17, 2013   June 30, 2017
Invesco Greater China Fund                                 July 1, 2007     June 30, 2017
Invesco International Total Return Fund                    July 1, 2007     June 30, 2017
Invesco Long/Short Equity Fund                          December 17, 2013   June 30, 2017
Invesco Low Volatility Emerging Markets Fund            December 17, 2013   June 30, 2017
Invesco Macro International Equity Fund                 December 17, 2013   June 30, 2017
Invesco Macro Long/Short Fund                           December 17, 2013   June 30, 2017
Invesco MLP Fund                                         August 29, 2014    June 30, 2017
Invesco Pacific Growth Fund                             February 12, 2010   June 30, 2017
Invesco Premium Income Fund                             December 13, 2011   June 30, 2017
Invesco Select Companies Fund                              July 1, 2007     June 30, 2017
Invesco Strategic Income Fund                              May 2, 2014      June 30, 2017
Invesco Unconstrained Bond Fund                          October 14, 2014   June 30, 2017

           AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------- ---------------
Invesco Corporate Bond Fund                             February 12, 2010   June 30, 2017
Invesco Global Real Estate Fund                            July 1, 2007     June 30, 2017
Invesco High Yield Fund                                    July 1, 2007     June 30, 2017
Invesco Limited Maturity Treasury Fund/5/                  July 1, 2007     June 30, 2017

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/5/ Effective December 31, 2015, Invesco Limited Maturity Treasury Fund will change its name to Invesco Short Duration Inflation Protected Fund.

Invesco Money Market Fund                               July 1, 2007  June 30, 2017
Invesco Real Estate Fund                                July 1, 2007  June 30, 2017
Invesco Short Term Bond Fund                            July 1, 2007  June 30, 2017
Invesco U.S. Government Fund                            July 1, 2007  June 30, 2017

                                                               Sub-Item 77Q1(e)

                         AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                     EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------ ---------------
Invesco American Value Fund                             February 12, 2010  June 30, 2017
Invesco Comstock Fund                                   February 12, 2010  June 30, 2017
Invesco Energy Fund                                       July 1, 2007     June 30, 2017
Invesco Dividend Income Fund                              July 1, 2007     June 30, 2017
Invesco Gold & Precious Metals Fund                       July 1, 2007     June 30, 2017
Invesco Mid Cap Growth Fund                             February 12, 2010  June 30, 2017
Invesco Small Cap Value Fund                            February 12, 2010  June 30, 2017
Invesco Technology Fund                                   July 1, 2007     June 30, 2017
Invesco Technology Sector Fund                          February 12, 2010  June 30, 2017
Invesco Value Opportunities Fund                        February 12, 2010  June 30, 2017

                     AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                     EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------ ---------------
Invesco High Yield Municipal Fund                       February 12, 2010  June 30, 2017
Invesco Intermediate Term Municipal Income Fund         February 12, 2010  June 30, 2017
Invesco Municipal Income Fund                           February 12, 2010  June 30, 2017
Invesco New York Tax Free Income Fund                   February 12, 2010  June 30, 2017
Invesco Tax-Exempt Cash Fund                              July 1, 2007     June 30, 2017
Invesco Limited Term Municipal Income Fund                July 1, 2007     June 30, 2017

             AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                     EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------ ---------------
Invesco V.I. American Franchise Fund                    February 12, 2010  June 30, 2017
Invesco V.I. American Value Fund                        February 12, 2010  June 30, 2017
Invesco V.I. Balanced-Risk Allocation Fund/5/           December 22, 2010  June 30, 2017
Invesco V.I. Comstock Fund                              February 12, 2010  June 30, 2017
Invesco V.I. Core Equity Fund                             July 1, 2007     June 30, 2017
Invesco V.I. Core Plus Bond Fund                         April 30, 2015    June 30, 2017
Invesco V.I. Diversified Dividend Fund                  February 12, 2010  June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund              February 12, 2010  June 30, 2017
Invesco V.I. Equity and Income Fund                     February 12, 2010  June 30, 2017
Invesco V.I. Global Core Equity Fund                    February 12, 2010  June 30, 2017
Invesco V.I. Global Health Care Fund                      July 1, 2007     June 30, 2017
Invesco V.I. Global Real Estate Fund                      July 1, 2007     June 30, 2017
Invesco V.I. Government Securities Fund                   July 1, 2007     June 30, 2017
Invesco V.I. Growth and Income Fund                     February 12, 2010  June 30, 2017
Invesco V.I. High Yield Fund                              July 1, 2007     June 30, 2017
Invesco V.I. International Growth Fund                    July 1, 2007     June 30, 2017
Invesco V.I. Managed Volatility Fund                      July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund                     July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Growth Fund                        February 12, 2010  June 30, 2017
Invesco V.I. Money Market Fund                            July 1, 2007     June 30, 2017
Invesco V.I. S&P 500 Index Fund                         February 12, 2010  June 30, 2017
Invesco V.I. Small Cap Equity Fund                        July 1, 2007     June 30, 2017
Invesco V.I. Technology Fund                              July 1, 2007     June 30, 2017
Invesco V.I. Value Opportunities Fund                     July 1, 2007     June 30, 2017

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                                  INVESCO EXCHANGE FUND

FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------- ---------------
Invesco Exchange Fund                                   September 30, 2015  June 30, 2017

                                 INVESCO SECURITIES TRUST

FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund         January 16, 2013   June 30, 2017

                                 INVESCO MANAGEMENT TRUST

FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------- ---------------
Invesco Conservative Income Fund                           July 1, 2014     June 30, 2017

                                     CLOSED-END FUNDS

FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------- ---------------
Invesco Advantage Municipal Income Trust II                May 15, 2012     June 30, 2017
Invesco Bond Fund                                        August 26, 2015    June 30, 2017
Invesco California Value Municipal Income Trust            May 15, 2012     June 30, 2017
Invesco Dynamic Credit Opportunities Fund                  May 15, 2012     June 30, 2017
Invesco High Income Trust II                               May 15, 2012     June 30, 2017
Invesco Municipal Income Opportunities Trust             August 26, 2015    June 30, 2017
Invesco Municipal Opportunity Trust                        May 15, 2012     June 30, 2017
Invesco Municipal Trust                                    May 15, 2012     June 30, 2017
Invesco Pennsylvania Value Municipal Income Trust          May 15, 2012     June 30, 2017
Invesco Quality Municipal Income Trust                   August 26, 2015    June 30, 2017
Invesco Senior Income Trust                                May 15, 2012     June 30, 2017
Invesco Trust for Investment Grade Municipals              May 15, 2012     June 30, 2017
Invesco Trust for Investment Grade New York Municipals     May 15, 2012     June 30, 2017
Invesco Value Municipal Income Trust                       June 1, 2010     June 30, 2017